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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) November 20, 1997


                           QUEENS COUNTY BANCORP, INC.
             (Exact name of registrant as specified in its charter)


        Delaware                                  0-22278                              06-1377322
(State of other jurisdiction of            Commission File Number           (I.R.S. Employer Identification No.)
incorporation or organization)
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                   38-25 Main Street, Flushing, New York 11354
                    (Address of principal executive offices)


       (Registrant's telephone number, including area code) (718) 359-6400


                                 Not applicable
          (Former name or former address, if changed since last report)
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                           CURRENT REPORT ON FORM 8-K



Item 1.           Changes in Control of Registrant

                  Not applicable.

Item 2.           Acquisition or Disposition of Assets

                  Not applicable.

Item 3.           Bankruptcy or Receivership

                  Not applicable.

Item 4.           Changes in Registrant's Certifying Accountant

                  Not applicable.

Item 5.           Other Events

                  Queens County Bancorp, Inc (the "Company"), a Delaware
                  Corporation, has announced April 22, 1998 as the date of its Annual Meeting of Shareholders. The meeting will commence at 10:00 a.m., Eastern Standard Time, and be held at the Sheraton
                  LaGuardia East Hotel in Flushing, New York.

                  In addition, the date of record for the Annual Meeting was set as March 6, 1998; proxy materials will be mailed, together with the Company's 1997 Annual Report to Shareholders, on or about March 20, 1998.

Item 6.           Resignations of Registrant's Directors

                  Not applicable.

Item 7.           Financial Statements and Exhibits

                  (a) No financial statements of businesses acquired are required.

                  (b)      No pro forma financial information is required.

                  (c) Attached as an exhibit is the Company's press release announcing the establishment of the Annual Meeting date.

Item 8.          Change in Fiscal Year

                 Not applicable.
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                                    SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


November 20, 1997             QUEENS COUNTY BANCORP, INC.
-----------------
          Date


                              /s/ Joseph R. Ficalora
                              -------------------------------------------------
                              Joseph R. Ficalora
                              Chairman, President, and Chief Executive Officer